STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                DECEMBER 31, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

THE 1999 MARKETS

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

STANDISH INVESTMENT DISCIPLINES

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

MAJOR DEVELOPMENTS AT STANDISH DURING 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

STANDISH'S STRATEGIES FOR THE FUTURE

      Standish's top priorities include:

      o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

      o developing new investment products that add value in today's environment; and

      o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,


/s/ Ted Ladd                                         /s/ George Noyes

Edward H. Ladd, Chairman                             George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

1999 was a difficult year for foreign bonds. The J.P. Morgan Non-U.S. Hedged Government Bond Index returned 2.16% in 1999 while the Standish International Fixed Income Fund returned 1.03% in 1999. The Fund's negative performance relative to the Index was primarily due to the underweight position in Japan. Japanese bonds far and away outperformed other markets, with a currency-hedged total return of 10.59%, and were the only market to outperform the Index.

Bond yields followed a one way trend higher in 1999. The year began with the 10-year U.S. Treasury yield at 4.65% but finished at a yield of 6.43%. The view at the start of the year was that developing Asia was facing years of sluggish growth or a "U" shaped recovery and the Japanese economy was confronting another year of recession. Europe was challenged with the prospect of outright deflation as consumer prices increased only 0.5% and it seemed like the U.S. economy would be dragged down with the rest of the world.

The dramatic turnaround in yields was a direct result of concerted central bank interest rate cuts of 1998 that were directed at avoiding the risk of a global recession. The power of monetary policy cannot be denied now that there is talk of a "long boom" for the world economy.

The swing in sentiment from doom to boom helped produce poor returns for all bond markets in the Index, except Japan. The surge in Japanese yields in December 1998 from less than 1% to over 2.2% had the potential to crush any hope for a recovery just as fiscal policy was starting to bear fruit. The Japanese "administrators" reacted in early 1999 and fought the rise in yields by effectively cutting overnight interest rates to 0%, flooding the money market with excess liquidity and announcing that the Trust Fund Bureau would resume its outright purchases of bonds for the rest of 1999. Ten-year bond yields dropped and stayed in a 1.6% to 1.9% range throughout the year.

The bear market phenomenon of Japanese outperformance took over when Japanese Government Bonds ("JGB") yields stayed in a tight 30 basis point range during the year while most other markets saw yields rise by over 150 basis points. JGB outperformance was also helped by collecting 600 basis points in carry when hedged to U.S. dollars.

The Fund was overweight in the next best performing markets in Scandinavia and Europe. However, the Fund's position in the U.S. was a drag on performance because the U.S. market produced the worst relative returns of (2.87%). During the year the Fund reduced duration, prudent in a rising interest rate environment.

Currency markets were dominated in 1999 by Japanese yen strength and euro weakness with the U.S. dollar in the middle. The yen was strong as the economy surprised to the upside by mid-1999 and capital flowed into Japan to chase undervalued equities. Japanese banks also repatriated billions of dollars in foreign capital to comply with new bank regulations. The euro dropped steadily throughout the year as European capital flowed into U.S. equities and high-yielding corporate bonds. The Fund had a modest short yen position on at the start of the year; the position was reversed by mid-year because the yen was poised to strengthen. By the end of 1999, the Fund had no major currency positions.

U.S. credit spreads started 1999 at historically cheap levels, rallied into the summer, but then widened as a result of substantial corporate bond issuance ahead of Y2K. For the year, credit spreads basically collected the yield premium over Treasuries. European credit spreads performed better but became relatively rich by the end of 1999. The Fund is now neutral on Euroland credit because of valuations and increased supply.

The Fund is well positioned to outperform in 2000. The U.S. credit spread market and European bonds should outperform because they offer high yields on an absolute and currency-hedged basis. Bond yields are relatively cheap, especially compared to early 1999. Global growth should moderate and inflation, stay low because central banks are now hiking interest rates. In addition, corporate credit spreads offer a higher yield advantage over government bonds, giving the portfolio a distinct yield advantage. We believe that the yield advantage and potential for spread contraction will add to relative value in the next few years. We appreciate your support during the year and we look forward to working on your behalf towards superior, risk-adjusted returns in 2000.


/s/ William C. Cook II                                /s/ Richard S. Wood

W. Charles Cook                                       Richard S. Wood

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
      STANDISH INTERNATIONAL FIXED INCOME FUND, THE LEHMAN AGGREGATE INDEX,
                          AND THE LEHMAN MORTGAGE INDEX

  [The following table was depicted as a line graph in the printed materials.]

                         Standish
                      International                                J.P. Morgan
                          Fixed                 Lehman                Hedged
                          Income              Aggregate           Non-U.S.Gov't
                           Fund                 Index               Bond Index

                          100000                100000                100000
                          102350                101240                101900
                          102900                102101                103459
                           97100                102805                103625
                           97604                103915                104381
                           97654                104518                105185
                           95387                104466                104406
                           97352                105918                105002
                           99569                108206                106587
                          104910                110402                108143
                          106019                111628                108998
                          107430                112655                109096
1 Year                    115083                116001                110896
                          112787                114423                111938
                          113622                115167                112308
                          112293                114522                111499
                          114469                115346                111978
                          118130                117526                113009
                          122906                119148                112850
                          124687                121579                112489
                          129920                122807                112512
                          128194                124268                114064
                          125659                122615                116380
                          124336                122640                116205
2 Year                    124391                124590                117518
                          126034                126982                118588
                          128909                129204                120734
                          132077                129747                120807
                          134223                130655                120819
                          135892                130825                121495
                          139230                133193                123974
                          143102                133952                125362
                          148366                136296                127970
                          146551                136664                128520
                          149560                137170                130230
                          149498                136004                131141
3 Year                    153972                136738                133856
                          155498                138584                133187
                          149268                136173                130190
                          145072                132810                129005
                          143587                131747                128089
                          140940                131734                126667
                          138551                131444                125375
                          140234                134060                126203
                          138357                134221                124991
                          137257                132248                125104
                          138551                132129                125592
                          140039                131838                127363
4 Year                    139781                132748                127070
                          141093                135376                128455
                          142078                138598                130112
                          143390                139443                132766
                          146503                141396                134872
                          151868                146868                139295
                          150146                147940                138836
                          152685                147614                140585
                          154556                149396                141808
                          156159                150845                144049
                          158653                152806                145662
                          162899                155098                148852
5 Year                    165123                157269                150236
                          168040                158307                152054
                          165408                155553                150260
                          166333                154464                151507
                          169275                153599                153325
                          169849                153291                154368
                          172142                155346                155649
                          172874                155765                156816
                          175732                155500                158902
                          181375                158206                162287
                          185069                161718                164964
                          190241                164483                168264
6 Year                    190348                162954                168499
                          193213                163459                170606
                          194769                163868                171697
                          193133                162049                170787
                          195533                164479                172632
                          197436                166042                173530
                          200360                168018                176480
                          203728                172554                179286
                          203391                171088                179501
                          207938                173620                182678
                          208533                176137                183847
                          210234                176947                185171
7 Year                    212929                178735                187578
                          215543                181022                190073
                          215916                180878                191764
                          218349                181493                193471
                          219010                182440                194458
                          221558                184164                197122
                          222153                185729                197970
                          224264                186119                199811
                          224648                189149                203747
                          228794                193576                208576
                          225787                192550                208263
                          231315                193647                210512
8 Year                    231521                194228                210259
                          235609                195607                212867
                          233615                192184                211440
YTD                       236314                193241                213957
                          239034                193859                216674
                          237221                192153                215786
                          234502                191538                212441
                          231445                190734                211888
                          230833                190639                212270
                          231139                192850                213077
                          231345                193564                213588
                          233612                193544                214827
                          233353                192615                215471

           ----------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/1999)

                                                          Since
                                                        Inception
                 1 Year       3 Year     5 Year        01/02/1991
                -------      --------   --------      ------------
                 0.79%        7.03%      10.79%           9.87%

           ----------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $1,059,220,785)                                                    $1,035,623,308
  Receivable for investments sold                                          56,858,449
  Receivable for Fund shares sold                                             164,137
  Interest receivable                                                      21,383,979
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 7)                                            50,705,106
  Prepaid expenses                                                              7,155
                                                                       --------------
    Total assets                                                        1,164,742,134
LIABILITIES
  Payable for investments purchased                     $56,577,534
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 7)                          33,454,741
  Payable for Fund shares redeemed                          160,666
  Options written, at value (premiums received,
    $11,484,903) (Note 7)                                22,939,690
  Accrued accounting, custody and transfer agent fees        87,865
  Accrued trustees' fees and expenses (Note 2)               15,393
  Accrued expenses and other liabilities                     63,679
                                                         ----------
    Total liabilities                                                     113,299,568
                                                                       --------------
NET ASSETS                                                             $1,051,442,566
                                                                       ==============
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $1,112,650,209
  Accumulated net realized loss                                           (46,309,309)
  Undistributed net investment income                                       3,089,432
  Net unrealized depreciation                                             (17,987,766)
                                                                       --------------
TOTAL NET ASSETS                                                       $1,051,442,566
                                                                       ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                  49,319,334
                                                                       ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                      $        21.32
                                                                       ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                        $ 84,624,261
                                                                         ------------
    Total investment income                                                84,624,261
EXPENSES
  Investment advisory fee (Note 2)                       $   5,348,212
  Accounting, custody and transfer agent fees                1,302,945
  Legal and audit services                                     106,885
  Trustees' fees and expenses (Note 2)                          53,670
  Registration fees                                             36,079
  Insurance expense                                             22,225
  Miscellaneous                                                 34,204
                                                         -------------
    Total expenses                                                          6,904,220
                                                                         ------------
      Net investment income                                                77,720,041
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    Investment security transactions                      (107,783,016)
    Financial futures contracts                                 72,454
    Written options transactions                             3,560,957
    Foreign currency transactions and forward foreign
      currency exchange contracts                           57,355,537
                                                         -------------
      Net realized loss                                                   (46,794,068)
  Change in unrealized appreciation (depreciation)
    Investment securities                                  (72,591,584)
    Written options                                         (1,031,423)
    Foreign currency and forward foreign currency
      exchange contracts                                    48,183,852
                                                         -------------
      Net change in unrealized appreciation
        (depreciation)                                                    (25,439,155)
                                                                         ------------
    Net realized and unrealized loss                                      (72,233,223)
                                                                         ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $  5,486,818
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999  DECEMBER 31, 1998
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   77,720,041     $   79,311,563
  Net realized gain (loss)                                   (46,794,068)        38,368,751
  Change in unrealized appreciation (depreciation)           (25,439,155)        (6,782,554)
                                                          --------------     --------------
  Net increase in net assets from investment operations        5,486,818        110,897,760
                                                          --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                (107,801,609)       (69,004,032)
  From net realized gains on investments                        (633,288)       (19,243,045)
                                                          --------------     --------------
  Total distributions to shareholders                       (108,434,897)       (88,247,077)
                                                          --------------     --------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares                           289,944,558        465,332,134
  Value of shares issued to shareholders in payment of
    distributions declared                                    84,762,409         70,989,234
  Cost of shares redeemed                                   (572,699,748)      (379,283,686)
                                                          --------------     --------------
  Net increase (decrease) in net assets from Fund share
    transactions                                            (197,992,781)       157,037,682
                                                          --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (300,940,860)       179,688,365

NET ASSETS
  At beginning of year                                     1,352,383,426      1,172,695,061
                                                          --------------     --------------
  At end of year (including undistributed net
    investment income of $3,089,432 and $35,089,632,
    respectively)                                         $1,051,442,566     $1,352,383,426
                                                          ==============     ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                            1999(1)      1998(1)      1997(1)      1996(1)      1995
                                          ----------   ----------   ----------    --------    --------
NET ASSET VALUE, BEGINNING OF YEAR        $    23.22   $    22.81   $    23.25    $  23.21    $  21.30
                                          ----------   ----------   ----------    --------    --------
FROM INVESTMENT OPERATIONS:
  Net investment income                         1.34         1.38         1.54        1.72        1.96
  Net realized and unrealized gain
    (loss) on investments                      (1.15)        0.58         1.16        1.73        1.84
                                          ----------   ----------   ----------    --------    --------
Total from investment operations                0.19         1.96         2.70        3.45        3.80
                                          ----------   ----------   ----------    --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (2.08)       (1.21)       (2.86)      (2.64)      (1.89)
  From net realized gain on investments        (0.01)       (0.34)       (0.28)      (0.77)         --
                                          ----------   ----------   ----------    --------    --------
Total distributions to shareholders            (2.09)       (1.55)       (3.14)      (3.41)      (1.89)
                                          ----------   ----------   ----------    --------    --------
NET ASSET VALUE, END OF YEAR              $    21.32   $    23.22   $    22.81    $  23.25    $  23.21
                                          ==========   ==========   ==========    ========    ========
TOTAL RETURN                                    0.79%        8.73%       11.86%      15.28%      18.13%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)        0.52%        0.52%        0.53%       0.53%       0.51%
  Net Investment Income (to average
    daily net assets)                           5.82%        5.92%        6.37%       7.17%       8.09%
  Portfolio Turnover                             162%         156%         173%        226%        165%
  Net Assets, End of Year (000's
    omitted)                              $1,051,443   $1,352,383   $1,172,695    $840,133    $803,537

-----------------

(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                             PAR               VALUE
SECURITY                                          RATE     MATURITY         VALUE#           (NOTE 1A)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 93.6%
CORPORATE -- 3.1%
BANK BONDS -- 1.2%
Firstar Bank+                                    7.125%   12/01/2009   $  10,500,000     $   10,163,581
GS Escrow Corp. 144A Notes+                      7.125%   08/01/2005       2,700,000          2,412,379
                                                                                         --------------
                                                                                             12,575,960
                                                                                         --------------
INDUSTRIAL BONDS -- 1.9%
Aramark Services Notes+                          6.750%   08/01/2004      10,000,000          9,397,000
Cox Communications Inc.+                         7.750%   08/15/2006      10,075,000         10,172,929
                                                                                         --------------
                                                                                             19,569,929
                                                                                         --------------
Total Corporate (Cost $33,115,273)                                                           32,145,889
                                                                                         --------------
GOVERNMENT/OTHER -- 88.7%
AUSTRALIA -- 1.0%
St. Georges Bank+                                5.750%   10/15/2002      16,600,000         10,486,653
                                                                                         --------------
DENMARK -- 9.8%
Danske Kredit+                                   5.000%   10/01/2029      32,619,000          3,833,113
Denmark Bullet+                                  7.000%   11/15/2007     300,000,000         44,351,181
Denmark Nykredit+                                5.000%   10/01/2029      10,877,000          1,278,175
Denmark Nykredit+                                7.000%   10/01/2026      59,827,000          8,076,827
Denmark Realkredit+                              5.000%   10/01/2029      14,787,000          1,737,645
Denmark Realkredit+                              7.000%   10/01/2026       9,032,000          1,219,348
Denmark Realkredit+                              8.000%   10/01/2026           2,000                282
Denmark Realkredit Notes NCL+                    6.000%   10/01/2029     333,300,000         41,941,698
                                                                                         --------------
                                                                                            102,438,269
                                                                                         --------------
EURODOLLAR -- 11.4%
American Standard Global+                        7.125%   06/01/2006       5,475,000          5,518,252
Enron Corp.+                                     4.375%   04/08/2005      11,020,000         10,392,653
Ford Motor Credit Co.+                           3.750%   07/12/2004      14,323,000         13,540,107
Fort James Corp. Notes+                          4.750%   06/29/2004      12,470,000         12,007,890
Italian Government BTPS Notes NCL+               3.250%   02/01/2004      52,580,000         49,561,281
Lafarge Corp.+                                   5.125%   06/26/2006       2,150,000          2,110,680
Lehman Brothers Holdings PLC Medium Term
Notes+                                           4.750%   07/12/2004       7,250,000          6,990,563
Mexico Global Bonds NCL+                         9.750%   04/06/2005       5,092,000          5,267,063
Remy Cointreau 144A+                            10.000%   07/30/2005       1,100,000          1,214,016
Republic of Brazil (a)                           6.500%   01/01/2001       5,774,850          5,709,883
UPM-Kymmene Corp. Notes+                         6.350%   10/01/2009       8,000,000          7,973,165
                                                                                         --------------
                                                                                            120,285,553
                                                                                         --------------
GERMANY -- 21.7%
Colt Telecom Group PLC 144A Notes+               7.625%   07/31/2008      24,075,000         12,406,596
Depfa Pfandbriefbank Notes NCL+                  5.500%   01/15/2010      12,375,000         12,287,103
Deutschland Republic+                            4.750%   07/04/2008       4,499,000          4,354,521
Deutschland Republic+                            5.625%   01/04/2028      15,200,000         14,566,332
Deutschland Republic+                            6.000%   01/05/2006       1,327,545          1,400,653
Deutschland Republic+                            6.000%   01/04/2007       9,900,000         10,435,212

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                             PAR               VALUE
SECURITY                                          RATE     MATURITY         VALUE#           (NOTE 1A)
-------------------------------------------------------------------------------------------------------
Deutschland Republic+                             6.250%  01/04/2024   $   6,100,000     $    6,363,377
Deutschland Republic+                             6.500%  10/14/2005      20,600,000         22,241,047
Deutschland Republic+                             6.500%  07/04/2027      19,280,000         20,726,504
Deutschland Republic+                             6.750%  04/22/2003      31,375,000         33,292,550
Deutschland Republic+                             7.375%  01/03/2005      10,800,000         12,011,951
Exide Holding Corp.+                              9.125%  04/15/2004      10,000,000          4,998,712
Exide Holding Europe 144A Notes+                  9.125%  04/15/2004       2,625,000          1,312,162
Fresenius Med Global+                             7.375%  02/01/2008       4,800,000          2,485,957
Haus Limited (a)                                  4.030%  05/01/2035       7,659,067          3,868,016
RSL Communications PLC Reg+, (b)                  0.000%  03/15/2008      10,525,000          3,417,032
Texon International PLC 144A Senior Notes+       10.000%  02/01/2008       3,140,000          1,407,781
Treuhandanstalt+                                  6.000%  11/12/2003      53,300,000         55,869,913
Uruguay Notes NCL+                                8.000%  09/08/2000      10,000,000          5,172,285
                                                                                         --------------
                                                                                            228,617,704
                                                                                         --------------
IRELAND -- 0.1%
Esat Telecom Group PLC+                          11.875%  11/01/2009       1,075,000          1,256,851
                                                                                         --------------
ITALY -- 0.2%
Argentina ITL Notes NCL+                         13.250%  03/06/2001   4,000,000,000          2,175,971
                                                                                         --------------
JAPAN -- 12.8%
Austria Republic+                                 4.500%  09/28/2005   1,070,000,000         12,456,798
General Motors+                                   1.250%  12/20/2004   1,445,000,000         14,176,117
Italy Euroyen Notes+                              5.000%  12/15/2004     725,000,000          8,492,274
Italy Euroyen Notes+                              5.125%  07/29/2003   1,300,000,000         14,762,607
Italy Euroyen Notes NCL+                          3.750%  06/08/2005   3,418,000,000         38,192,433
Mexican Notes NCL+                                3.100%  04/24/2002   1,125,000,000         11,128,327
South Africa+                                     3.350%  06/17/2004     625,600,000          6,205,680
South Africa Transnet+                            3.000%  06/27/2001     500,000,000          4,930,430
Spanish Government+                               4.750%  03/14/2005   1,730,000,000         20,154,138
Uruguay Notes+                                    2.500%  04/24/2002     500,000,000          4,819,642
                                                                                         --------------
                                                                                            135,318,446
                                                                                         --------------
MEXICO -- 1.3%
Mexico Global 144A Notes+                         6.542%  04/07/2004      13,595,000         13,976,449
                                                                                         --------------
NETHERLANDS -- 1.2%
KPN-Qwest B.V. 144A Private Placement+            7.125%  06/01/2009       8,225,000          8,082,728
Netherlands Government Notes+                     5.750%  09/15/2002       3,795,000          3,937,052
                                                                                         --------------
                                                                                             12,019,780
                                                                                         --------------
NEW ZEALAND -- 3.8%
Fernz Capital+                                    9.800%  04/15/2002      19,000,000         10,171,555
Fletcher Challenge+                              11.250%  12/15/2002      13,000,000          7,404,735
Fletcher Challenge+                              14.500%  09/30/2000       8,500,000          4,725,996
Fletcher Challenge CVT+                          10.000%  04/30/2005       5,725,000          3,054,373
New Zealand Government+                           8.000%  04/15/2004      27,000,000         14,598,322
                                                                                         --------------
                                                                                             39,954,981
                                                                                         --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                             PAR                 VALUE
SECURITY                                          RATE     MATURITY         VALUE#             (NOTE 1A)
---------------------------------------------------------------------------------------------------------
NORWAY -- 0.3%
Vital Forsikring+                                 7.850%  09/22/2003   $  25,600,000       $    3,215,984
                                                                                           --------------

SINGAPORE -- 1.9%
Singapore Government+                             3.500%  02/01/2004      19,300,000           11,496,641
Singapore Government+                             5.125%  11/15/2004      12,900,000            8,140,852
                                                                                           --------------
                                                                                               19,637,493
                                                                                           --------------
SWEDEN -- 7.0%
Sweden Government Bond #1030+                    13.000%  06/15/2001      36,500,000            4,778,420
Sweden Government Bond #1033+                    10.250%  05/05/2003      10,000,000            1,350,406
Sweden Government Bond #1039+                     5.500%  04/12/2002     122,000,000           14,483,498
Sweden Government Bond #1042+                     5.000%  01/15/2004     136,300,000           15,821,997
Sweden Government Bond #1044 NCL+                 3.500%  04/20/2006     350,000,000           36,709,839
                                                                                           --------------
                                                                                               73,144,160
                                                                                           --------------
UNITED KINGDOM -- 13.8%
Abbey National Treasury+                          7.750%  12/31/2003       3,746,000            6,192,875
Alliance and Leicester Building Society+          8.750%  12/07/2006       7,300,000           12,721,561
Austria Government+                               6.250%  04/14/2004       7,935,000           12,659,940
British Sky Broadcasting+                         7.750%  07/09/2009       9,400,000           14,430,414
European Investment Bank+                         7.625%  12/07/2006       6,935,000           11,916,378
FHLB+                                             6.875%  06/07/2002         570,000              920,053
FNMA Global Bond+                                 6.875%  06/07/2002       2,700,000            4,361,181
IPC Magazine Group PLC+                           9.625%  03/15/2008       4,600,000            4,383,653
IPC Magazines 144A+ (b)                           0.000%  03/15/2008       1,993,000            1,030,110
Inco Ltd.+                                       15.750%  07/15/2006         796,000            1,758,368
Lehman Brothers Holdings PLC+                     6.950%  06/22/2004       3,300,000            5,091,766
Merrill Lynch Notes+                              7.375%  12/17/2007       8,245,000           13,602,284
National Westminister Bank+                       5.125%  06/30/2011      11,539,000           10,402,035
Republic of Argentina+                           11.500%  08/14/2001       1,435,000            2,300,363
Stagecoach Holdings PLC+                          7.625%  10/31/2007       8,490,000           13,521,480
UK Treasury Gilt+                                 9.000%  10/13/2008       5,260,000           10,344,671
UK Treasury Gilt+                                10.000%  09/08/2003       1,000,000            1,804,663
UK Treasury Gilt Stock+                           6.000%  12/07/2028       8,600,000           16,991,129
                                                                                           --------------
                                                                                              144,432,924
                                                                                           --------------
YANKEE BONDS -- 2.4%
Asia Pulp and Paper Global Financial Notes+      11.750%  10/01/2005       2,900,000            2,436,000
Fuji JGB Inv. L.L.C. Pfd 144A FLIRB               9.870%  12/31/2049       3,200,000            3,176,000
Republic of Panama Notes+                         8.875%  09/30/2027      17,115,000           14,333,813
TPSA Finance 144A Senior Notes+                   7.750%  12/10/2008       6,175,000            5,705,700
                                                                                           --------------
                                                                                               25,651,513
                                                                                           --------------
Total Government/Other (Cost $952,577,827)                                                    932,612,731
                                                                                           --------------
U.S. TREASURY OBLIGATIONS -- 1.8%
TREASURY NOTES -- 1.8%
U.S. Treasury Note+                               4.625%  11/30/2000      19,050,000           18,799,874
                                                                                           --------------
Total U.S. Treasury Obligations (Cost $18,826,607)                                             18,799,874
                                                                                           --------------
TOTAL BONDS AND NOTES (COST $1,004,519,707)                                                   983,558,494
                                                                                           --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                      CONTRACT           VALUE
SECURITY                                                                SIZE           (NOTE 1A)
-------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 1.3%
AUD Put/USD Call, Strike Price 0.64, 07/20/2000                        22,000,000     $   245,542
BTPS 6.75% Put, Strike Price 105.29, 01/01/2007                     7,095,000,000           7,095
BTPS 6.75% Put, Strike Price 105.29, 07/01/2007                     7,095,000,000           7,095
BTPS 6.75% Put, Strike Price 105.29, 07/01/2007                     7,095,000,000           7,095
BTPS 6.75% Put, Strike Price 105.49, 02/03/2000                     7,095,000,000           7,095
BTPS 6.75% Put, Strike Price 105.49, 02/03/2000                     7,095,000,000           7,095
BTPS 6.75% Put, Strike Price 107.69, 02/07/2000                     8,735,000,000          52,410
BTPS 6.75% Put, Strike Price 107.69, 02/07/2000                     8,735,000,000          52,410
BTPS 6.75% Put, Strike Price 107.69, 02/07/2000                     8,735,000,000          52,410
BTPS 6.75% Put, Strike Price 107.69, 02/07/2000                     8,735,000,000          52,410
BTPS 6.75% Put, Strike Price 107.69, 02/07/2000                     8,735,000,000          52,410
BTPS Put, Strike Price 105.49, 02/03/2000                           7,095,000,000           7,095
DBR 4.75% Call, Strike Price 106.99, 02/08/2000                        12,525,000               0
DBR 4.75% Call, Strike Price 95.78, 03/13/2000                         12,600,000           1,273
DBR 5.25% Call, Strike Price 112.07, 01/25/2000                        18,100,000               0
DBR 5.25% Call, Strike Price 112.08, 01/26/2000                        24,000,000               0
DEM 3.75% Call, Strike Price 90.20, 09/13/2000                         23,100,000         216,516
DEM 3.75% Call, Strike Price 91.05, 09/29/2000                         12,000,000          97,728
DEM 3.75% Call, Strike Price 92.49, 07/17/2000                            950,000           3,256
DEM 3.75% Call, Strike Price 99.15, 04/17/2000                         13,625,000               0
DEM 4% Call, Strike Price 93.99, 07/07/2000                            25,000,000          86,175
DEM 4% Call, Strike Price 95.43, 07/21/2000                            27,100,000          40,975
DEM 4% Call, Strike Price 96.26, 06/23/2000                            14,175,000          13,580
DEM 4% Call, Strike Price 99.01, 08/03/2000                            13,280,000          25,298
DEM 4.5% Call, Strike Price 101.20, 08/14/2000                         13,515,000          12,393
DEM 4.5% Call, Strike Price 94.76, 10/06/2000                          10,400,000         119,496
DEM 4.5% Call, Strike Price 95.42, 11/02/2000                          10,200,000          91,494
DEM 4.5% Call, Strike Price 95.54, 10/13/2000                          10,225,000          94,816
DEM 4.75% Call, Strike Price 105.38, 03/29/2000                        28,000,000               0
DEM 4.75% Call, Strike Price 106.33, 03/29/2000                         7,000,000               0
DEM 4.75% Call, Strike Price 85.93, 09/11/2000                         11,224,500         179,884
DEM 4.75% Call, Strike Price 95.85, 05/11/2000                         14,500,000          10,237
DEM 4.75% Call, Strike Price 99.39, 04/27/2000                         20,000,000           2,020
DEM 5.25% Call, Strike Price 111.26, 01/10/2000                        21,200,000               0
EUR Put/JPY Call, Strike Price 146.70, 04/13/2000                      25,206,690      10,924,504
EUR Put/USD Call, Strike Price 0.89, 07/10/2001                        25,225,000         189,188
EUR Put/USD Call, Strike Price 0.95, 08/16/2000                        13,600,000         129,200
JPY 1.8% Call, Strike Price 104.67, 05/08/2000                      3,125,000,000          90,625
JPY 3% Call, Strike Price 110.43, 06/30/2000                        3,500,000,000         154,000
JPY Put, Strike Price 121.50, 04/06/2000                               14,500,000           1,450
JPY Put, Strike Price 150.00, 02/08/2001                               13,450,000           1,345
JPY Put/EUR Call, Strike Price 110.25, 12/06/2001                       9,800,000         271,627
JPY Put/EUR Call, Strike Price 125.00, 08/29/2000                      22,950,000          57,834
JPY Put/USD Call, Strike Price 115.00, 09/01/2000                      11,850,000          49,770
JPY Put/USD Call, Strike Price 115.80, 08/14/2000                      13,500,000          49,950
JPY Put/USD Call, Strike Price 120.00, 11/07/2001                      10,850,000         112,818
JPY Put/USD Call, Strike Price 122.00, 03/08/2000                      13,100,000           1,310
JPY Put/USD Call, Strike Price 125.00, 02/09/2000                      13,500,000               0
USD Put/CAD Call, Strike Price 1.42, 10/19/2000                        11,150,000         130,455
UST 5.25% Call, Strike Price 94.38, 02/29/2000                            133,000             862

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                         CONTRACT        VALUE
SECURITY                                                                   SIZE        (NOTE 1A)
-------------------------------------------------------------------------------------------------
UST 6.00% Call, Strike Price 100.75, 09/29/2000                           119,900    $       73,532
UST 6.00% Call, Strike Price 99.88, 10/27/2000                            215,000           187,285
                                                                                     --------------
TOTAL PURCHASED OPTIONS (COST $16,607,322)                                               13,971,058
                                                                                     --------------
SHORT-TERM INVESTMENTS -- 3.6%
REPURCHASE AGREEMENTS -- 3.6%
Prudential-Bache Repurchase Agreement, dated 12/31/99, due 01/03/00, with a maturity value of $38,100,105 and an effective yield of
2.00%, collateralized by a U.S. Government Agency Obligation with a rates ranging from 6.00% to 6.50%, maturity dates ranging from
05/01/13 - 07/01/29 and an aggregate market value of $38,856,270.                        38,093,756
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $38,093,756)                                          38,093,756
                                                                                     --------------
TOTAL INVESTMENTS -- 98.5% (COST $1,059,220,785)                                     $1,035,623,308
OTHER ASSETS, LESS LIABILITIES -- 1.5%                                                   15,819,258
                                                                                     --------------
NET ASSETS -- 100.0%                                                                 $1,051,442,566
                                                                                     ==============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
AUD - Australian Dollar
CAD - Canadian Dollar
CVT - Convertible
DBR - Deutsche Bundes Republik
DEM - German Deutsche Mark
EUR - Euro
FHLB - Federal Home Loan Bank
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
JPY - Japanese Yen
NCL - Non-callable
USD - United States Dollar
UST - United States Treasury

# Denominated in United States dollars except for foreign country specific bonds which are denominated in their respective local currency.
+    Denotes all or part of security pledged as collateral (Note 7).
(a)  Variable Rate Security; rate indicated is as of 12/31/99.
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund currently offers two different classes of shares: Institutional Class and Service Class. The Service Class of shares are subject to an account service fee of 0.25% of the average daily net assets of that class of shares. At December 31, 1999, there were no Service Class of shares outstanding.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $42,835,858 which expires on December 31, 2007. The Fund elected to defer to its fiscal year ending December 31, 2000 $3,104,760 of losses recognized during the period November 1, 1999 to December 31, 1999.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. Distributions in excess of net realized gain on investments, written options, and foreign currency arise because of certain timing differences. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish International Management Company, L.L.C. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of Standish Ayer & Wood, Inc. which is the parent company of SIMCO.

(3)   ADMINISTRATION SERVICE FEE:

      Pursuant to a service plan, the Service Class pays the service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are shareholders in the Service Class and is intended to be compensation to account administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 1999 were as follows:

                                                      PURCHASES         SALES
                                                    --------------  --------------
      U.S. Government Securities                    $  194,326,048  $  128,266,452
                                                    ==============  ==============
      Investments (non-U.S.Government Securities)   $1,875,098,151  $2,104,271,564
                                                    ==============  ==============

      Included in the proceeds from sales amount is approximately $29,400,000 of in kind redemptions which included interest receivable of approximately $700,000. The securities were contributed to the Standish International Fixed Income Fund II. Realized losses arising from the in kind redemptions were approximately $1,304,400.

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                     YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                  -----------------  -----------------
         Shares sold                                                   12,454,256         19,937,369
         Shares issued to shareholders in payment of
           distributions declared                                       3,856,026          3,059,774
         Shares redeemed                                              (25,229,550)       (16,178,171)
                                                                   --------------     --------------
         Net increase (decrease)                                       (8,919,268)         6,818,972
                                                                   ==============     ==============

      At December 31, 1999, one shareholder was record owner of approximately 21% of the total outstanding shares of the Fund.

(6)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                              $1,061,321,594
                                                                  =============
      Gross unrealized appreciation                                  30,529,868
      Gross unrealized depreciation                                 (56,228,154)
                                                                  -------------
      Net unrealized depreciation                                 $ (25,698,286)
                                                                  =============

(7)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contracts exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      A summary of written option transactions for the year ended December 31, 1999 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                                  NUMBER OF CONTRACTS       PREMIUMS
                                                                  -------------------  ------------------
         Outstanding, beginning of period                                  14             $ 3,797,061
         Options written                                                   16               5,018,077
         Options expired                                                   (3)               (877,399)
         Options closed                                                   (20)             (6,265,897)
                                                                         ----             -----------
         Outstanding, end of period                                         7             $ 1,671,842
                                                                         ====             ===========

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                                  NUMBER OF CONTRACTS       PREMIUMS
                                                                  -------------------  ------------------
         Outstanding, beginning of period                                  10             $ 3,006,614
         Options written                                                   19               4,601,410
         Options exercised                                                 (1)               (492,734)
         Options expired                                                   (6)             (1,088,668)
         Options closed                                                   (14)             (5,118,458)
                                                                         ----             -----------
         Outstanding, end of period                                         8             $   908,164
                                                                         ====             ===========

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                                  NUMBER OF CONTRACTS       PREMIUMS
                                                                  -------------------  -------------------
         Outstanding, beginning of period                                  15            $ 12,684,008
         Options written                                                   29              22,301,801
         Options exercised                                                 (2)             (7,531,862)
         Options expired                                                   (6)             (1,753,562)
         Options closed                                                   (26)            (16,795,488)
                                                                        -----            ------------
         Outstanding, end of period                                        10            $  8,904,897
                                                                        =====            ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 1999, the Fund held the following forward foreign currency and cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                              LOCAL PRINCIPAL        CONTRACT              MARKET        AGGREGATE    UNREALIZED
         CONTRACTS TO RECEIVE                     AMOUNT            VALUE DATE             VALUE        FACE AMOUNT   GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------------------------
         Argentinian Peso                         13,539,747   01/19/2000-03/09/2000    $ 13,484,026     $13,439,844  $    44,182
         British Pound Sterling                   59,732,871   01/18/2000-01/24/2000      96,446,023      98,244,785   (1,798,762)
         Canadian Dollar                          14,750,000        03/16/2000            10,231,758       9,995,934      235,824
         Euro                                    186,929,765   01/14/2000-01/19/2000     188,575,905     197,071,996   (8,496,091)
         Hong Kong Dollar                         53,003,950        01/14/2000             6,817,696       6,792,940       24,756
         Japanese Yen                         17,249,681,810   01/18/2000-05/17/2001     177,558,864     173,917,863    3,641,001
         New Zealand Dollar                       65,138,254   01/14/2000-01/18/2000      34,042,034      33,114,513      927,521
         Polish Zloty                             13,768,165        07/24/2000             3,139,892       3,350,000     (210,108)
         Swedish Krona                           248,600,000        01/18/2000            29,292,961      29,149,323      143,638
         Thai Baht                               227,880,000        09/11/2000             6,055,270       6,000,000       55,270
                                                                                        ------------    ------------  -----------
         TOTAL                                                                          $565,644,429    $571,077,198  $(5,432,769)
                                                                                        ============    ============  ===========

                                              LOCAL PRINCIPAL        CONTRACT              MARKET        AGGREGATE    UNREALIZED
         CONTRACTS TO DELIVER                     AMOUNT            VALUE DATE             VALUE        FACE AMOUNT   GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------------------------
         Australian Dollar                        16,300,000        03/15/2000        $   10,694,511  $   10,413,468  $  (281,043)
         British Pound Sterling                  142,228,799   01/18/2000-03/15/2000     229,618,065     233,478,330    3,860,265
         Danish Krone                            781,966,365   01/13/2000-02/07/2000     106,015,867     111,766,534    5,750,667
         Euro                                    556,830,647   01/14/2000-03/15/2000     561,855,826     593,190,634   31,334,808
         Hong Kong Dollar                        224,356,420   01/14/2000-08/13/2001      28,678,318      28,271,988     (406,330)
         Japanese Yen                         24,073,645,921   01/18/2000-08/17/2001     255,003,550     233,988,514  (21,015,036)
         New Zealand Dollar                      155,983,814   01/14/2000-01/18/2000      81,518,619      81,312,899     (205,720)
         Norwegian Krone                          31,100,000        01/18/2000             3,883,616       4,053,279      169,663
         Polish Zloty                             13,768,165        07/24/2000             3,139,892       3,267,244      127,352
         Singapore Dollar                         33,761,608        01/14/2000            20,264,261      20,162,203     (102,058)
         Swedish Krona                           923,556,260   01/18/2000-02/28/2000     108,854,886     113,245,045    4,390,159
         Thai Baht                               486,960,000        09/11/2000            12,939,593      12,000,000     (939,593)
                                                                                      --------------  --------------  -----------
         TOTAL                                                                        $1,422,467,004  $1,445,150,138  $22,683,134
                                                                                      ==============  ==============  ===========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At December 31, 1999, the Fund held no open futures contracts.

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      At December 31, 1999 the Fund held no open interest rate swap contracts.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000


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                                       22

                            [LOGO] Standish Funds(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   (800) 729-0066
                                   www.standishfunds.com